SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)      June 9 , 1999
                                                --------------------------------


                             TOUCAN GOLD CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



          Delaware                     33-28562                 75-2661571
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No



8201 Preston Road, Suite 600,       Dallas, Texas                  75225
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code              (214) 890-8065
                                                   -----------------------------



               --------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

         On July 15, 1999, Toucan Gold Corporation (the "Company") completed the sale of all of the share capital of Mineradora de Bauxita Ltda. ("MBL"), the Brazilian subsidiary through which the Company's Brazilian exploration activities had been conducted. As reported in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on January 5, 1999 (the "January 8-K"), the Company on December 4, 1998 consummated certain transactions, involving, among other things, the grant of an option (the "MBL Option") to Minmet PLC ("Minmet"), an Irish company, whose shares are quoted on the Exploration Securities Market of the Irish Stock Exchange, to purchase all of the issued share capital of MBL.

         Toucan Mining Limited ("TML"), the Company's wholly-owned subsidiary that was the beneficial owner of the issued share capital of MBL at such time, granted the MBL Option to Minmet to acquire all of the issued share capital of MBL. TML received 7.5 million ordinary shares (the "Option Shares") in Minmet solely for TML granting the MBL Option.

         On June 30, 1999, Minmet exercised the MBL Option. The exercise of the MBL Option was consummated on July 15, 1999 and in connection therewith Minmet has acquired all of the issued share capital of MBL by issuing an additional 25 million ordinary shares (the "Completion Shares") in Minmet to TML.

         Additionally, as reported in the January 8-K, the sale and distribution of the Completion Shares are restricted without Minmet's consent as follows: TML or the Company may sell up to 3 million of the Completion Shares in each of the three six (6) month periods after the issuance thereof. Any Completion Shares not disposed of in a six (6) month period may be added to the number of Completion Shares that may be sold in later periods.

         Minmet has agreed that the Completion Shares may be placed through Minmet's brokers with Minmet's consent and that it will act reasonably in respect of all such requests by the Company or TML in connection with the sale of the Completion Shares.

         Finally, on December 4, 1998, the Company granted an option (the "Loan Option") to Minmet to acquire from the Company the benefit of the loans that it has made to MBL in the principal amount of $1 million. The Company received the sum of U.S. $275,000 solely for the Company granting the Loan Option. On June 30, 1999, Minmet exercised the Loan Option. The exercise of the Loan Option was consummated on July 15, 1999 and in connection therewith Minmet paid the Company $250,000 and issued to the Company warrants (the "Warrants") to subscribe for a further 7.7 million Ordinary Shares (the "Warrant Shares") of Minmet at an exercise price of (sterling) 8 pence per share.

         Following the consummation of the MBL Option and the Loan Option, TML retained the claim in the Cuiaba Basin of Brazil that has been delivered to TML pursuant to the Agreement of Settlement and Release with Joseph J. Haraoui (as described in Item 5 hereof) and its rights pursuant to such agreement to acquire the other six (6) claims in the Cuiaba Basin of Brazil.

         On July 16, 1999, the Board of Directors of the Company approved the spin-off of all of the outstanding shares (the "TML Shares") of TML to the stockholders of the Company. The TML shares will be distributed on a share for share basis to holders of Common Stock as of the record date. The record date for determining the holders of Common Stock entitled to the distribution of the TML Shares has been set for August 3, 1999. Pursuant to Delaware corporate law, if the distribution of the TML Shares is not consummated within 60 days of such date a new record date will be selected. The date of the distribution of the TML Shares has not been determined because the consummation of the distribution of the TML Shares is dependent upon the satisfaction of the following conditions:
(i) the conversion of TML into a public limited company under Isle of Man law and the change of its name from Toucan Mining Limited to Toucan Mining Plc; (ii) the registration of the TML Shares under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (ii) the furnishing of an Information Statement to the stockholders as of the record date describing TML and the distribution of the TML Shares that substantially complies with Regulation 14C under the Exchange Act.

Item 5.  Other Events
         ------------

         In September 1996, the Company entered into an agreement (the "Claims Agreement") to acquire from Joseph J. Haraoui twenty-five (25) priority claims (the "Claims") in the Cuiaba Basin of Brazil. Subsequently, there was a dispute between the Company and Mr. Haraoui relating to the Claims and the amount and nature of the consideration that was to be paid by the Company to Mr. Haraoui in connection with the delivery of the Claims. On June 9, 1999, the Company (and related parties) seeking to resolve this dispute entered into an Agreement of Settlement and Release (the "Agreement") with Mr. Haraoui and related parties (collectively "Haraoui") to settle all disputes between the Company and Haraoui relating to the Claims.

         Pursuant to the terms of the Agreement, Haraoui released the Company and certain related parties, including the officers and directors of the Company and MBL, from all claims or liabilities relating to the Claims. The Company delivered to Haraoui an aggregate of 250,000 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"). The Agreement acknowledged that Haraoui was entitled to receive 210,000 shares (the "Initial Shares") of Common Stock pursuant to the Claim Agreement and, therefore, the Company acknowledged that the holding period for purposes of Rule 144 promulgated pursuant to the Securities Act of 1933, as amended, with respect to the Initial Shares had commenced on the date of the Claims Agreement. In addition, TML paid to Haraoui a cash payment of U.S. $50,000.

         Pursuant to the terms of the Agreement, Haraoui delivered to TML the seventh (7th) claim on Exhibit A to the Agreement and agreed to use his best efforts to deliver to TML (or its assignee) all of the first six (6) claims described on Exhibit A to the Agreement, certified by the Departamento Nacional De Produca Mineral ("DNPM"), with priority, having good, clean and transferrable title and published by the Brazilian authorities in the Government Gazette (each a "Certified Claim" and collectively the "Certified Claims"). Further, it was agreed that prior to June 30, 2002 (the "Termination Date"), Haraoui would not pledge, sell, give an option to purchase, contract to sell or otherwise assign any of the above-referenced claims to any person or entity other than TML (or its assignees).
                                        3

         TML agreed to pay to Haraoui or Haraoui's nominee an additional cash payment of U.S.$20,000 for each Certified Claim that is delivered to TML. If a claim referenced on Exhibit A to the Agreement was not delivered to TML as a Certified Claim on or before the Termination Date, TML would have no obligation whatsoever to make any payment to Haraoui with respect to such claim.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a)      Financial Statements of Business Acquired
                                    Not applicable.

                  (b)      Pro Forma Financial Information                  Page

                           Pro Forma Unaudited Balance Sheet                 F-1
                              as of March 31, 1999
                           Notes to Pro Forma Financial                      F-2
                              Statements (unaudited)

                  (c)      Exhibits

                           10.1* Agreement of Settlement and Release, dated June 9, 1999, by and among Joseph J. Haraoui, Toucan Gold Corporation and Toucan Mining Limited.

                           10.2(1) Agreement for the  sale and  purchase  of the
                                   whole of the issued share capital of Anagram Limited, dated December 3, 1998, among Toucan Mining Limited, Toucan Gold Corporation, Inc. and Minmet Plc (Exhibit 10.1).

                           10.3(1) Supplemental  Agreement,  dated  December  3,
                                   1998 among Toucan Mining Limited, Toucan Gold Corporation, Inc., and Minmet Plc (Exhibit 10.2).

                           10.4(1) Option  Agreement   Regarding  Mineradora  De
                                   Bauxita Ltda, dated December 3, 1998, among Toucan Mining Limited, Toucan Gold Corporation, Inc. and Anagram Limited (Exhibit 10.3).

                           10.5(1) Agreement for  the purchase  of the  whole of
                                   the issued share capital of Mineradora de Bauxita Ltda, dated December 3, 1998 among Toucan Mining Limited, Toucan Gold Corporation, Inc. and Anagram Limited (Exhibit 10.4).

                           10.6(1) Form  of  Minmet   Plc   Warrant   Instrument
                                   (Exhibit 10.5).
--------------------------------------------------------------------------------

                           (1) Incorporated by reference to the exhibit shown in parenthesis included in the Company's Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission on January 5, 1999.

                           *        Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                TOUCAN GOLD CORPORATION
                                                (Registrant)


Date:    July 30, 1999                          By:      /s/ Robert A. Pearce
                                                         -----------------------
                                                         Robert A. Pearce
                                                         Chief Financial Officer

                                              Toucan Gold Corporation

                                         PRO FORMA UNAUDITED BALANCE SHEET




                                                                                         Pro forma
                                                                      Actual          adjustments -      Pro forma
                                                                    March 31,             increase       March 31,
                  ASSETS                                                1999            (decrease)            1999
                                                                       ------          ------------          ------
Cash                                                              $    14,439     (2)  $  (12,382)       $  252,057
                                                                                  (1)     250,000

Investment in Minmet Plc                                                   -      (1)   1,380,400           774,200
                                                                                  (2)    (606,200)

Receivable and other assets                                           133,156     (2)        (158)          132,998
                                                                     --------               -----          --------

                  Total current assets                                147,595           1,011,660         1,159,255

Investment in Minmet Plc, less current portion                             -      (1)   1,769,600           718,900
                                                                                  (2)  (1,050,700)

Investment in Toucan Mining Limited                                        -      (2)   1,597,964         1,597,964

Mineral rights                                                      2,589,869     (1)  (2,589,869)               -
                                                                   ----------          ----------               ---

                                                                  $ 2,737,464          $  738,655        $3,476,119
                                                                   ==========            ========         =========

    LIABILITIES AND STOCKHOLDERS' EQUITY

Amounts payable to related parties                                $    24,476     (2)  $  (24,476)       $       -

Accrued expenses and other liabilities                                201,454     (2)     (47,000)          154,454
                                                                     --------            --------          --------

                  Total current liabilities                           225,930             (71,476)          154,454

Stockholders' equity
    Preferred stock, par value $.01 per share; authorized,
       2,000,000 shares; issued and outstanding, none                      -                                     -
    Common stock, $.01 par value per share; authorized
       30,000,000 shares; issued and outstanding,
       8,237,933 shares                                                82,379                                82,379
    Additional paid-in capital                                      4,526,226                             4,526,226
    Accumulated deficit                                            (2,097,071)    (1)     810,131        (1,286,940)
                                                                   ----------            --------        ----------

                  Total stockholders' equity                        2,511,534             810,131         3,321,665
                                                                   ----------            --------        ----------

                                                                  $ 2,737,464          $  738,655        $3,476,119
                                                                   ==========            ========         =========

        The accompanying notes are an integral part of these statements.

                             Toucan Gold Corporation

                     NOTES TO PRO FORMA FINANCIAL STATEMENTS

                                   (unaudited)



NOTE A - GENERAL

    On June 30, 1999, Minmet Plc (Minmet) exercised its option to acquire all of the issued share capital of Mineradora de Bauxita Ltda. (MBL), a subsidiary of Toucan Mining Limited (TML) which is a subsidiary of Toucan Gold Corporation (Toucan Gold). All of the Company's exploration activities had been conducted through MBL. Minmet also exercised its option to acquire loans made from Toucan Gold to MBL in the principal amount of $1,000,000.

    Consideration due under the option, which consisted of (1) 25,000,000 Minmet Ordinary Shares, (2) $250,000 in cash and (3) warrants to purchase 7,700,000 Minmet Ordinary Shares for (pound).08 per share, was paid in July 1999.

    On July 16, 1999, the Board of Directors of Toucan Gold approved the spin-off of all of the outstanding common shares of Toucan Mining to the Toucan Gold stockholders. Record date for the spin-off is August 3, 1999; provided, however, that the record date will be effective only if the spin-off is effected with 60 days of the record date.

    The accompanying pro forma balance sheet gives effect to the sale of MBL as though it had occurred on March 31, 1999. The pro forma balance sheet presents Toucan Gold's investment in Toucan Mining on the equity method of accounting because of the spin-off of Toucan Mining.

    As a result of the sale of MBL and the spin-off of Toucan Mining, Toucan Gold will have no operations. On July 22, 1999, Toucan Gold acquired all of the outstanding capital shares of ITIS Technologies Limited
    (ITIS), a U.K. company. Consideration given was 4,680,375 Toucan Gold common shares, which shares are to be issued within 20 days of the closing. Upon issuance of such shares, the ITIS shareholders will own 34% of the common stock of Toucan Gold, not including outstanding options or warrants. ITIS is a software development company offering business to business software to facilitate secure Internet transactions. The transaction with ITIS will deemed to be a recapitalization of ITIS for accounting purposes.

                             Toucan Gold Corporation

NOTE B - PRO FORMA ADJUSTMENTS

(1) To reflect the sale of MBL and MBL's debt held by to the Company:
           Proceeds:
              Shares of Minmet Plc                                                             $ 2,765,000
              Minmet Plc warrants                                                                  385,000
              Cash                                                                                 250,000
                                                                                                  --------
                                                                                                 3,400,000

           Cost of investment in MBL and MBL's debt                                             (2,589,869)
                                                                                                ----------

                  Gain                                                                         $   810,131
                                                                                                  ========


(2)       To  reclassify  the accounts of Toucan  Mining to the equity method of accounting,  because of the  proposed  spin-off  of 100% of the equity ownership  of Toucan  Mining,  and to  allocate  the  proceeds of sale between Toucan Gold and Toucan Mining.
                                                                                        Allocated to
                                                                             -----------------------------
              Form of proceeds                             Total             Toucan Gold     Toucan Mining
              ----------------                         ------------          -----------     -------------

              Cash                                     $   250,000            $  250,000        $        -
              Shares of Minmet Plc                       2,765,000             1,493,100         1,271,900
              Minmet Plc warrants                          385,000                     -           385,000
                                                       -----------            ----------        ----------
                                                        $3,400,000            $1,743,100        $1,656,900

          For purposes hereof, shares of Minmet Plc were valued at (sterling) 7 pence per share based on the trading price of shares of Minmet Plc on the Irish Stock Exchange, as of June 30, 1999, of (sterling) 8.25 pence per share and taking into account the restrictions on transfer of the Minmet Plc shares applicable to Toucan Gold and Toucan Mining.